ALTEGRIS KKR COMMITMENTS MASTER FUND

(the “Fund”)

Supplement dated June 9, 2017 to the

Statement of Additional Information (the “SAI”), dated February 10, 2017

Effective May 26, 2017, Kenneth I. McGuire stepped down from his position as the President of the Fund and David P. Mathews stepped down from his position as the Secretary of the Fund.  Accordingly, all references to Messrs. McGuire and Mathews are hereby removed from the SAI.

As of May 26, 2017, the Board of Trustees of the Fund appointed Matthew C. Osborne as the President of the Fund to replace Mr. McGuire and appointed Cynthia Aragon as the Secretary of the Fund to replace Mr. Mathews.

Accordingly, effective immediately, the following is added as the first and third rows in the table in the “Management of the Fund—Officers” section of the SAI:

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Cynthia Aragon (44) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Secretary	Indefinite Length — Since 2017

Chief Compliance Officer, Altegris Advisors, LLC (since 2017); Chief Compliance Officer, Agile Fund Solutions, LLC (2016-2017); Chief Compliance Officer and General Counsel, Crabel Capital Management LLC (2012 – 2015)

Matthew C. Osborne (52) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	President	Indefinite Length — Since 2017	Chief Investment Officer, Altegris Group of Companies (since 2016); Co-President of Altegris Group of Companies (2015-2016); Executive Vice President of Altegris Companies (2010 – 2015)

Please retain this supplement for future reference.